MEMORANDUM OF AGREEMENT

(Expense Limitations)

This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the “Exhibits”), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust and Short-Term Investments Trust (each a “Trust” or, collectively, the “Trusts”), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the “Funds”), and Invesco Advisers, Inc. (“Invesco”). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

For the expense limitations identified on Exhibit A (“Expense Limitations”) and the boundary expense limitations on Exhibit B (“Boundary Limits”), Invesco agrees until at least the expiration date set forth on Exhibit A (each, an “Expiration Date”) for the Expense Limitations, and for an indefinite period until further notice to the Board of Trustees for the Boundary Limits, that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the Expense Limitation or Boundary Limit rate, on an average of the daily net assets allocable to such class on an annualized basis1.

Expense Limitations: Neither a Trust nor Invesco may remove or amend the Expense Limitations to a Fund’s detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund’s Trust to remove or amend such Expense Limitations. Invesco will not have any right to reimbursement of any amount so waived or reimbursed. For the Expense Limitations, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

Boundary Limits: From time to time, Invesco may establish amend and/or terminate Boundary Limits at any time in its sole discretion. Invesco will inform the Board of Trustees of any such changes. These Boundary Limits are set forth on Exhibit B. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Boundary Limits shall have no effect on such Boundary Limits; the Boundary Limits are listed herein for informational purposes only.

It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust’s Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the

[1]

Acquired fund fees and expenses are not fees or expenses incurred by a Fund directly but are expenses of the investment companies in which a Fund invests. These fees and expenses are incurred indirectly through the valuation of a Fund’s investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual Fund operating expenses in the prospectus fee table. As a result, the net total annual Fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibit A.

Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust.

IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed on the Exhibits to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

INVESCO MANAGEMENT TRUST

SHORT-TERM INVESTMENTS TRUST

on behalf of the Funds listed on the Exhibits

to this Memorandum of Agreement

By:
Title:	Senior Vice President

INVESCO ADVISERS, INC.

By:
Title:	Vice President

EXHIBIT A1

Expense Limitations

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Core Plus Bond Fund
Class A Shares	0.75%	December 16, 2016	December 31, 2024
Class C Shares	1.50%	December 16, 2016	December 31, 2024
Class R Shares	1.00%	December 16, 2016	December 31, 2024
Class R5 Shares	0.50%	December 16, 2016	December 31, 2024
Class R6 Shares	0.50%	December 16, 2016	December 31, 2024
Class Y Shares	0.50%	December 16, 2016	December 31, 2024
Invesco NASDAQ 100 Index Fund Class R6 Shares	0.29%	October 13, 2020	December 31, 2024
Invesco Senior Floating Rate Fund
Class A Shares	1.02%	January 1, 2023	December 31, 2024
Class C Shares	1.77%	January 1, 2023	December 31, 2024
Class R Shares	1.27%	January 1, 2023	December 31, 2024
Class R5 Shares	0.77%	January 1, 2023	December 31, 2024
Class R6 Shares	0.77%	January 1, 2023	December 31, 2024
Class Y Shares	0.77%	January 1, 2023	December 31, 2024
Invesco SMA Municipal Bond Fund Shares	0.00%	February 13, 2023	None. This is a permanent expense limit.

AIM Funds Group (Invesco Funds Group)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Global Core Equity Fund
Class A Shares	1.22%	January 1, 2017	April 30, 2024
Class C Shares	1.97%	January 1, 2017	April 30, 2024
Class R Shares	1.47%	January 1, 2017	April 30, 2024
Class R5 Shares	0.97%	January 1, 2017	April 30, 2024
Class R6 Shares	0.97%	April 4, 2017	April 30, 2024
Class Y Shares	0.97%	January 1, 2017	April 30, 2024
Invesco EQV International Small Company Fund
Class A Shares	1.55%	April 30, 2024	April 30, 2025
Class C Shares	2.30%	April 30, 2024	April 30, 2025
Class R5 Shares	1.30%	April 30, 2024	April 30, 2025
Class R6 Shares	1.30%	April 30, 2024	April 30, 2025
Class Y Shares	1.30%	April 30, 2024	April 30, 2025

AIM Growth Series (Invesco Growth Series)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Income Advantage International Fund
Class A Shares	1.28%	May 1, 2024	April 30, 2025
Class C Shares	2.03%	May 1, 2024	April 30, 2025
Class R Shares	1.53%	May 1, 2024	April 30, 2025
Class R5 Shares	1.03%	May 1, 2024	April 30, 2025
Class R6 Shares	1.03%	May 1, 2024	April 30, 2025
Class Y Shares	1.03%	May 1, 2024	April 30, 2025
Invesco Income Advantage International Fund
Class A Shares	1.23%	July 15, 2021	April 30, 2024
Class C Shares	1.98%	July 15, 2021	April 30, 2024
Class R Shares	1.48%	July 15, 2021	April 30, 2024
Class R5 Shares	0.98%	July 15, 2021	April 30, 2024
Class R6 Shares	0.98%	July 15, 2021	April 30, 2024
Class Y Shares	0.98%	July 15, 2021	April 30, 2024
Invesco Select Risk: Conservative Investor Fund
Class A Shares	0.50%	May 28, 2019	April 30, 2025
Class C Shares	1.25%	May 28, 2019	April 30, 2025
Class R Shares	0.75%	May 28, 2019	April 30, 2025
Class R5 Shares	0.25%	May 01, 2022	April 30, 2025
Class R6 Shares	0.25%	May 01, 2022	April 30, 2025
Class Y Shares	0.25%	May 28, 2019	April 30, 2025
Invesco Select Risk: High Growth Investor Fund
Class A Shares	0.45%	May 28, 2019	April 30, 2025
Class C Shares	1.20%	May 28, 2019	April 30, 2025
Class R Shares	0.70%	May 28, 2019	April 30, 2025
Class R5 Shares	0.20%	May 01, 2022	April 30, 2025
Class R6 Shares	0.20%	May 01, 2022	April 30, 2025
Class Y Shares	0.20%	May 28, 2019	April 30, 2025
Invesco Select Risk: Moderate Investor Fund
Class A Shares	0.47%	May 28, 2019	April 30, 2025
Class C Shares	1.22%	May 01, 2022	April 30, 2025
Class R Shares	0.72%	May 28, 2019	April 30, 2025
Class R5 Shares	0.22%	May 01, 2022	April 30, 2025
Class R6 Shares	0.22%	May 01, 2022	April 30, 2025
Class S Shares	0.37%	December 9, 2019	April 30, 2025
Class Y Shares	0.22%	May 28, 2019	April 30, 2025

AIM International Mutual Funds (Invesco International Mutual Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Advantage International Fund
Class A Shares	1.18%	March 1, 2024	February 28, 2025
Class C Shares	1.93%	March 1, 2024	February 28, 2025
Class R Shares	1.43%	March 1, 2024	February 28, 2025
Class R5 Shares	0.93%	March 1, 2024	February 28, 2025
Class R6 Shares	0.93%	March 1, 2024	February 28, 2025
Class Y Shares	0.93%	March 1, 2024	February 28, 2025
Invesco EQV International Equity Fund
Class A Shares	1.30%	July 31, 2023	February 28, 2025
Class C Shares	2.05%	July 31, 2023	February 28, 2025
Class R Shares	1.55%	July 31, 2023	February 28, 2025
Class R5 Shares	1.05%	July 31, 2023	February 28, 2025
Class R6 Shares	1.05%	July 31, 2023	February 28, 2025
Class Y Shares	1.05%	July 31, 2023	February 28, 2025

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco MSCI World SRI Index Fund
Class A Shares	0.44%	June 29, 2020	February 28, 2025
Class C Shares	1.19%	June 29, 2020	February 28, 2025
Class R Shares	0.69%	June 29, 2020	February 28, 2025
Class R5 Shares	0.19%	June 29, 2020	February 28, 2025
Class R6 Shares	0.19%	June 29, 2020	February 28, 2025
Class Y Shares	0.19%	June 29, 2020	February 28, 2025

AIM Investment Funds (Invesco Investment Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Balanced-Risk Commodity Strategy Fund[2]
Class A Shares	1.40% less net AFFE*	September 20, 2018	February 28, 2025
Class C Shares	2.15% less net AFFE*	September 20, 2018	February 28, 2025
Class R Shares	1.65% less net AFFE*	September 20, 2018	February 28, 2025
Class R5 Shares	1.15% less net AFFE*	September 20, 2018	February 28, 2025
Class R6 Shares	1.15% less net AFFE*	September 20, 2018	February 28, 2025
Class Y Shares	1.15% less net AFFE*	September 20, 2018	February 28, 2025
Invesco Core Bond Fund
Class A Shares	0.70%	June 1, 2021	February 28, 2025
Class C Shares	1.45%	June 1, 2021	February 28, 2025
Class R Shares	0.95%	June 1, 2021	February 28, 2025
Class R5 Shares	0.45%	May 28, 2019	February 28, 2025
Class R6 Shares	0.45%	June 1, 2021	February 28, 2025
Class Y Shares	0.45%	May 28, 2019	February 28, 2025
Invesco Emerging Markets Local Debt Fund
Class A Shares	1.20%	March 1, 2023	February 28, 2025
Class C Shares	1.95%	March 1, 2023	February 28, 2025
Class R Shares	1.45%	March 1, 2023	February 28, 2025
Class R5 Shares	0.95%	March 1, 2023	February 28, 2025
Class R6 Shares	0.95%	March 1, 2023	February 28, 2025
Class Y Shares	0.95%	March 1, 2023	February 28, 2025
Invesco Global Infrastructure Fund
Class A Shares	1.25%	June 1, 2021	February 28, 2025
Class C Shares	2.00%	June 1, 2021	February 28, 2025
Class R Shares	1.50%	June 1, 2021	February 28, 2025
Class R5 Shares	1.00%	June 1, 2021	February 28, 2025
Class R6 Shares	1.00%	April 17, 2020	February 28, 2025
Class Y Shares	1.00%	June 1, 2021	February 28, 2025
Invesco International Bond Fund[3]
Class A Shares	1.04%	March 1, 2023	February 28, 2025
Class C Shares	1.79%	March 1, 2023	February 28, 2025
Class R Shares	1.29%	March 1, 2023	February 28, 2025
Class R5 Shares	0.79%	March 1, 2023	February 28, 2025
Class R6 Shares	0.79%	March 1, 2023	February 28, 2025
Class Y Shares	0.79%	March 1, 2023	February 28, 2025
Invesco Macro Allocation Strategy Fund[4]
Class A Shares	1.44%	January 1, 2017	February 28, 2025
Class C Shares	2.19%	January 1, 2017	February 28, 2025
Class R Shares	1.69%	January 1, 2017	February 28, 2025
Class R5 Shares	1.19%	January 1, 2017	February 28, 2025
Class R6 Shares	1.19%	January 1, 2017	February 28, 2025
Class Y Shares	1.19%	January 1, 2017	February 28, 2025
Invesco Multi-Asset Income Fund[5]
Class A Shares	0.90%	March 1, 2023	February 28, 2025
Class C Shares	1.65%	March 1, 2023	February 28, 2025
Class R Shares	1.15%	March 1, 2023	February 28, 2025
Class R5 Shares	0.65%	March 1, 2023	February 28, 2025
Class R6 Shares	0.65%	March 1, 2023	February 28, 2025
Class Y Shares	0.65%	March 1, 2023	February 28, 2025

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco SteelPath MLP Alpha Fund
Class A Shares	1.57%	April 1, 2024	March 31, 2025
Class C Shares	2.32%	April 1, 2024	March 31, 2025
Class R Shares	1.82%	April 1, 2024	March 31, 2025
Class R5 Shares	1.32%	April 1, 2024	March 31, 2025
Class R6 Shares	1.32%	April 1, 2024	March 31, 2025
Class Y Shares	1.32%	April 1, 2024	March 31, 2025
Invesco SteelPath MLP Alpha Plus Fund
Class A Shares	1.83%	April 1, 2024	March 31, 2025
Class C Shares	2.58%	April 1, 2024	March 31, 2025
Class R Shares	2.08%	April 1, 2024	March 31, 2025
Class R5 Shares	1.58%	April 1, 2024	March 31, 2025
Class R6 Shares	1.58%	April 1, 2024	March 31, 2025
Class Y Shares	1.58%	April 1, 2024	March 31, 2025
Invesco SteelPath MLP Income Fund
Class A Shares	1.42%	April 1, 2024	March 31, 2025
Class C Shares	2.17%	April 1, 2024	March 31, 2025
Class R Shares	1.67%	April 1, 2024	March 31, 2025
Class R5 Shares	1.17%	April 1, 2024	March 31, 2025
Class R6 Shares	1.17%	April 1, 2024	March 31, 2025
Class Y Shares	1.17%	April 1, 2024	March 31, 2025
Invesco SteelPath MLP Select 40 Fund
Class A Shares	1.11%	April 1, 2024	March 31, 2025
Class C Shares	1.86%	April 1, 2024	March 31, 2025
Class R Shares	1.36%	April 1, 2024	March 31, 2025
Class R5 Shares	0.86%	April 1, 2024	March 31, 2025
Class R6 Shares	0.86%	April 1, 2024	March 31, 2025
Class Y Shares	0.86%	April 1, 2024	March 31, 2025

AIM Investment Securities Funds (Invesco Investment Securities Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Intermediate Bond Factor Fund
Class A Shares	0.52%	February 28, 2020	June 30, 2024
Class C Shares	1.27%	February 28, 2020	June 30, 2024
Class R Shares	0.77%	February 28, 2020	June 30, 2024
Class R5 Shares	0.27%	February 28, 2020	June 30, 2024
Class R6 Shares	0.27%	February 28, 2020	June 30, 2024
Class Y Shares	0.27%	February 28, 2020	June 30, 2024
Invesco Short Duration Inflation Protected Fund
Class A Shares	0.55%	December 31, 2015	June 30, 2024
Class A2 Shares	0.45%	December 31, 2015	June 30, 2024
Class R5 Shares	0.30%	December 31, 2015	June 30, 2024
Class R6 Shares	0.30%	December 31, 2015	June 30, 2024
Class Y Shares	0.30%	December 31, 2015	June 30, 2024
Invesco SMA High Yield Bond Fund Shares	0.00%	March 1, 2023	None. This is a permanent expense limit.
Invesco U.S. Government Money Portfolio
Class C Shares	1.58%	May 28, 2019	June 30, 2024
Class R Shares	1.08%	May 28, 2019	June 30, 2024
Class R6 Shares	0.48%	May 28, 2019	June 30, 2024
Class Y Shares	0.58%	May 28, 2019	June 30, 2024
Invesco Cash Reserve Shares	0.73%	May 28, 2019	June 30, 2024

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Environmental Focus Municipal Fund
Class A Shares	0.70%	May 28, 2019	June 30, 2024
Class C Shares	1.45%	July 1, 2021	June 30, 2024
Class Y Shares	0.45%	May 28, 2019	June 30, 2024
Class R6 Shares	0.45%	July 1, 2021	June 30, 2024

Invesco Management Trust

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Conservative Income Fund
Class A Shares	0.40%	April 2, 2018	December 31, 2024
Class R6 Shares	0.30%	June 1, 2021	December 31, 2024
Class Y shares	0.30%	June 1, 2021	December 31, 2024
Institutional Class	0.30%	January 1, 2018	December 31, 2024

Short-Term Investments Trust

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Government & Agency Portfolio
Cash Management Class	0.26%	June 1, 2016	December 31, 2024
CAVU Securities Class	0.18%	December 18, 2020	December 31, 2024
Corporate Class	0.21%	June 1, 2016	December 31, 2024
Institutional Class	0.18%	June 1, 2016	December 31, 2024
Personal Investment Class	0.73%	June 1, 2016	December 31, 2024
Private Investment Class	0.48%	June 1, 2016	December 31, 2024
Reserve Class	1.05%	June 1, 2016	December 31, 2024
Resource Class	0.34%	June 1, 2016	December 31, 2024
Premier Class	0.12%	May 28, 2024	December 31, 2025
Invesco Liquid Assets Portfolio
Cash Management Class	0.26%	June 1, 2016	December 31, 2024
CAVU Securities Class	0.18%	December 18, 2020	December 31, 2024
Corporate Class	0.21%	June 1, 2016	December 31, 2024
Institutional Class	0.18%	June 1, 2016	December 31, 2024
Personal Investment Class	0.73%	June 1, 2016	December 31, 2024
Private Investment Class	0.48%	June 1, 2016	December 31, 2024
Reserve Class	1.05%	June 1, 2016	December 31, 2024
Resource Class	0.38%	June 1, 2016	December 31, 2024
Invesco STIC Prime Portfolio
Cash Management Class	0.26%	June 1, 2016	December 31, 2024
Corporate Class	0.21%	June 1, 2016	December 31, 2024
Institutional Class	0.18%	June 1, 2016	December 31, 2024
Personal Investment Class	0.73%	June 1, 2016	December 31, 2024
Private Investment Class	0.48%	June 1, 2016	December 31, 2024
Reserve Class	1.05%	June 1, 2016	December 31, 2024
Resource Class	0.34%	June 1, 2016	December 31, 2024
Invesco Treasury Obligations Portfolio
Cash Management Class	0.26%	June 1, 2016	December 31, 2024
Corporate Class	0.21%	June 1, 2016	December 31, 2024
Institutional Class	0.18%	June 1, 2016	December 31, 2024
Personal Investment Class	0.73%	June 1, 2016	December 31, 2024
Private Investment Class	0.43%	June 1, 2016	December 31, 2024
Reserve Class	1.05%	June 1, 2016	December 31, 2024
Resource Class	0.34%	June 1, 2016	December 31, 2024

Fund	Expense	Effective Date of	Expiration
	Limitation	Current Limit	Date
Invesco Treasury Portfolio
Cash Management Class	0.26%	June 1, 2016	December 31, 2024
CAVU Securities Class	0.18%	December 18, 2020	December 31, 2024
Corporate Class	0.21%	June 1, 2016	December 31, 2024
Institutional Class	0.18%	June 1, 2016	December 31, 2024
Personal Investment Class	0.73%	June 1, 2016	December 31, 2024
Private Investment Class	0.48%	June 1, 2016	December 31, 2024
Reserve Class	1.05%	June 1, 2016	December 31, 2024
Resource Class	0.34%	June 1, 2016	December 31, 2024

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco V.I. Capital Appreciation Fund
Series I Shares	0.80%	May 28, 2019	April 30, 2025
Series II Shares	1.05%	May 28, 2019	April 30, 2025
Invesco Oppenheimer V.I. International Growth Fund
Series I Shares	1.00%	May 28, 2019	April 30, 2025
Series II Shares	1.25%	May 28, 2019	April 30, 2025
Invesco V.I. Main Street Fund®
Series I Shares	0.80%	May 28, 2019	April 30, 2025
Series II Shares	1.05%	May 28, 2019	April 30, 2025
Invesco V.I. Balanced-Risk Allocation Fund[6]
Series I Shares	0.88% less net AFFE*	May 1, 2022	April 30, 2025
Series II Shares	1.13% less net AFFE*	May 1, 2022	April 30, 2025
Invesco V.I. Core Plus Bond Fund
Series I Shares	0.61%	April 30, 2015	April 30, 2025
Series II Shares	0.86%	April 30, 2015	April 30, 2025
Invesco V.I. NASDAQ 100 Buffer Fund – March
Series I Shares	0.70%	March 31, 2022	April 30, 2025
Series II Shares	0.95%	March 31, 2022	April 30, 2025
Invesco V.I. NASDAQ 100 Buffer Fund – June
Series I Shares	0.70%	June 30, 2022	April 30, 2025
Series II Shares	0.95%	June 30, 2022	April 30, 2025
Invesco V.I. NASDAQ 100 Buffer Fund – September
Series I Shares	0.70%	September 30, 2021	April 30, 2025
Series II Shares	0.95%	September 30, 2021	April 30, 2025
Invesco V.I. NASDAQ 100 Buffer Fund – December
Series I Shares	0.70%	December 31, 2021	April 30, 2025
Series II Shares	0.95%	December 31, 2021	April 30, 2025
Invesco V.I. S&P 500 Buffer Fund – March
Series I Shares	0.70%	March 31, 2022	April 30, 2025
Series II Shares	0.95%	March 31, 2022	April 30, 2025
Invesco V.I. S&P 500 Buffer Fund – June
Series I Shares	0.70%	June 30, 2022	April 30, 2025
Series II Shares	0.95%	June 30, 2022	April 30, 2025
Invesco V.I. S&P 500 Buffer Fund – September
Series I Shares	0.70%	September 30, 2021	April 30, 2025
Series II Shares	0.95%	September 30, 2021	April 30, 2025

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco V.I. S&P 500 Buffer Fund – December
Series I Shares	0.70%	December 31, 2021	April 30, 2025
Series II Shares	0.95%	December 31, 2021	April 30, 2025

*

Acquired Fund Fees and Expenses (“AFFE”) will be calculated as of the Fund’s fiscal year end according to Instruction 3(f) of Item 3 of Form N-1A. “Net AFFE” will be calculated by subtracting any waivers by Invesco associated with investments in affiliated funds, such as investments in affiliated money market funds, from the AFFE calculated in accordance with the preceding sentence. For clarity, the NET AFFE calculated as of the Fund’s fiscal year end will be used throughout the waiver period in establishing the Fund’s waiver amount, regardless of whether actual AFFE is more or less during the waiver period.

[1]

The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

[2]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
[3]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco International Bond Fund (Cayman) Ltd.
[4]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
[5]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Multi-Asset Income Fund Cayman Ltd.
[6]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

EXHIBIT B

Boundary Limits

Fund Name			Limits
Global and International-Regional-Emerging Funds
Invesco Developing Markets Fund	Invesco Global Core Equity Fund	Invesco International Small-Mid Company Fund	Class A: 2.25% Class C: 3.00% Class R: 2.50% Class R5: 2.00% Class R6: 2.00% Class Y: 2.00% Investor: 2.25% Series I: 2.25% Series II: 2.50%
Invesco EQV Asia Pacific Equity Fund	Invesco Global Focus Fund	Invesco Oppenheimer International Growth Fund
Invesco EQV Emerging Markets All Cap Fund	Invesco Global Fund	Invesco V.I. EQV International Equity Fund
Invesco EQV European Equity Fund	Invesco Global Opportunities Fund	Invesco V.I. Global Core Equity Fund
Invesco EQV European Small Company Fund	Invesco Greater China Fund	Invesco V.I. Global Fund
Invesco Global Allocation Fund	Invesco International Diversified Fund
Large-Multi, Small-Mid, Risk Parity and Sector Funds
Invesco American Franchise Fund	Invesco Growth and Income Fund	Invesco V.I. American Franchise Fund	Class A: 2.00% Class C: 2.75% Class R: 2.25% Class R5: 1.75% Class R6: 1.75% Class P: 1.85% Class S: 1.90% Class Y: 1.75% Investor: 2.00% Series I: 2.00% Series II: 2.25%
Invesco Balanced-Risk Allocation Fund	Invesco Health Care Fund	Invesco V.I. American Value Fund
Invesco Capital Appreciation Fund	Invesco Income Advantage U.S. Fund	Invesco V.I. Comstock Fund
Invesco Charter Fund	Invesco Main Street All Cap Fund	Invesco V.I. Core Equity Fund
Invesco Comstock Fund	Invesco Main Street Fund	Invesco V.I. Discovery Mid Cap Growth Fund
Invesco Comstock Select Fund	Invesco Main Street Mid Cap Fund	Invesco V.I. Diversified Dividend Fund
Invesco Discovery Fund	Invesco Main Street Small Cap Fund	Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco Discovery Mid Cap Growth Fund	Invesco Real Estate Fund	Invesco V.I. Global Real Estate Fund
Invesco Diversified Dividend Fund	Invesco Rising Dividends Fund	Invesco V.I. Growth And Income Fund
Invesco Dividend Income Fund	Invesco S&P 500 Index Fund	Invesco V.I. Health Care Fund
Invesco Energy Fund	Invesco Select Risk: Growth Investor Fund	Invesco V.I. Main Street Mid Cap Fund
Invesco Equally-Weighted S&P 500 Fund	Invesco Small Cap Equity Fund	Invesco V.I. Main Street Small Cap Fund
Invesco Fundamental Alternatives Fund	Invesco Small Cap Growth Fund	Invesco V.I. Small Cap Equity Fund
Invesco Global Real Estate Fund	Invesco Small Cap Value Fund	Invesco V.I. Technology Fund
Invesco Global Real Estate Income Fund	Invesco Summit Fund	Invesco Value Opportunities Fund
Invesco Gold & Special Minerals Fund	Invesco Technology Fund
Balanced and Fixed Income Funds
Invesco Active Allocation Fund	Invesco Income Allocation Fund	Invesco Select Risk: Moderately Conservative Investor Fund

Class A: 1.50%

Class A2: 1.25%

Class C: 2.25%

Class R: 1.75%

Class R5: 1.25%

Class R6: 1.25%

Class S: 1.40%

Class Y: 1.25%

Investor: 1.50%

Class AX: 1.40%

Class CX: 2.15%

Cash Res.: 1.40%

Series I: 1.50%

Series II: 1.75%

Invesco AMT-Free Municipal Income Fund	Invesco Intermediate Term Municipal Income Fund	Invesco Short Duration High Yield Municipal Fund
Invesco California Municipal Fund	Invesco Limited Term California Municipal Fund	Invesco Short Term Bond Fund[4]
Invesco Convertible Securities Fund	Invesco Limited Term Municipal Income Fund	Invesco Short Term Municipal Fund
Invesco Corporate Bond Fund	Invesco Municipal Income Fund	Invesco V.I. Equity and Income Fund
Invesco Equity and Income Fund	Invesco New Jersey Municipal Fund[3]	Invesco V.I. Global Strategic Income Fund
Invesco Floating Rate ESG Fund[1]	Invesco Pennsylvania Municipal Fund[3]	Invesco V.I. Government Money Market Fund
Invesco Global Strategic Income Fund	Invesco Quality Income Fund	Invesco V.I. Government Securities Fund
Invesco Government Money Market Fund[2]	Invesco Rochester Amt-Free New York Municipal Fund	Invesco V.I. High Yield Fund
Invesco High Yield Fund	Invesco Rochester Limited Term New York Municipal Fund	Invesco V.I. U.S. Government Money Portfolio
Invesco High Yield Municipal Fund	Invesco Rochester Municipal Opportunities Fund[3]
Invesco Income Fund	Invesco Rochester New York Municipals Fund

[1]	Invesco Floating Rate ESG Fund Class C expense limit is 2.00%.
[2]	Invesco Government Money Market Fund expense limit for Class A, C, R, and Investor Class are 1.45%, 2.00%, 1.65%, and 1.25%, respectively.
[3]	Invesco New Jersey Municipal Fund, Invesco Pennsylvania Municipal Fund and Invesco Rochester Municipal Opportunities Fund, Class C expense limit is 2.15%.
[4]	Invesco Short Term Bond expense limit for Class A and C is 1.40% and 1.75% respectively. The Class C expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.